SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 10, 2003

COMPUTER SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 East Grand Avenue

El Segundo, California 90245

(Address of Principal Executive Offices, Including Zip Code)

(310) 615-0311

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

On October 23, 2001, Computer Sciences Corporation (the “Company”) filed a Registration Statement on Form S-3 (File No. 333-72034) with the Securities and Exchange Commission (the “Commission”), relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $1,500,000,000 of debt securities, preferred stock, and common stock (the “Securities”). The Registration Statement was declared effective on November 7, 2001.

On February 11, 2003, the Company entered into an Underwriting Agreement (filed herewith as Exhibit 1.1) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC, J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Scotia Capital (USA) Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein Securities LLC, ING Financial Markets LLC, McDonald Investments Inc., a KeyCorp Company, U.S. Bancorp Piper Jaffray Inc., UBS Warburg LLC, Wachovia Securities, Inc., and Wells Fargo Brokerage Services, LLC (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, subject to certain conditions, to purchase $300,000,000 aggregate principal amount of the Company’s 5.00% Notes due February 15, 2013 (the “Notes”) registered under the Registration Statement at an initial public offering price of 98.746% of par for the Notes, less underwriting discounts and commissions (the “Offering”).

The issuance and sale of the Notes was completed on February 14, 2003. The Notes were issued pursuant to an Indenture (the “Base Indenture”) by and between the Company and Citibank, N.A., as trustee, dated as of February 10, 2003 (filed herewith as Exhibit 4.1), as supplemented and amended by the First Supplemental Indenture (the “Supplemental Indenture” (filed herewith as Exhibit 4.2) and, together with the Base Indenture, the “Indenture”), dated as of February 14, 2003. A specimen of the Global Note issued in connection with the Offering and pursuant to the Indenture setting forth the terms thereof is filed herewith as Exhibit 4.3.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

1.1

Underwriting Agreement, dated February 11, 2003, by and among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC, J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Scotia Capital (USA) Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein Securities LLC, ING Financial Markets LLC, McDonald Investments Inc., a KeyCorp Company, U.S. Bancorp Piper Jaffray Inc., UBS Warburg LLC, Wachovia Securities, Inc., and Wells Fargo Brokerage Services, LLC.

4.1	Indenture, dated as of February 10, 2003, by and between the Company and Citibank, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of February 14, 2003, by and between the Company and Citibank, N.A., as trustee, and attaching a specimen form of the Notes.

4.3	Form of Global Note (Exhibit A to Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP regarding the Notes.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SCIENCES CORPORATION

Date: February 14, 2003	By:	/s/ HAYWARD D. FISK
	Name:	Hayward D. Fisk
	Title:	Vice-President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated February 11, 2003, by and among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC, J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Scotia Capital (USA) Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein Securities LLC, ING Financial Markets LLC, McDonald Investments Inc., a KeyCorp Company, U.S. Bancorp Piper Jaffray Inc., UBS Warburg LLC, Wachovia Securities, Inc., and Wells Fargo Brokerage Services, LLC.

4.1	Indenture, dated as of February 10, 2003, by and between the Company and Citibank, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of February 14, 2003, by and between the Company and Citibank, N.A., as trustee, and attaching a specimen form of the Notes.

4.3	Form of Global Note (Exhibit A to Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP regarding the Notes.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).

5